Share Capital and Share Premium	6 Months Ended
Jun. 30, 2023
Disclosure Of Classes Of Share Capital [Abstract]
Share Capital and Share Premium

Note 8 — Share Capital and Share Premium

During the six months ended June 30, 2023, the Group issued 749,641 Ordinary Shares upon the exercise of Warrants and 14,910 Ordinary Shares upon the exercise of Company Options. The exercise of Warrants resulted in an increase of share capital and share premium of €90 thousand and €9.3 million, respectively. The exercise of Company Options resulted in an increase of share capital and share premium of €2 thousand and €138 thousand, respectively.